T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Moderate Allocation Portfolio

Supplement to Prospectuses Dated May 1, 2020

The following paragraph is added as the second paragraph under the sub-heading “Asset-Backed Securities” under the “Investment Policies and Practices” section of Section 2 of the prospectus:

The fund will gain exposure through a pooled vehicle to asset-backed securities, commercial mortgage-backed securities and collateral loan obligations that are pledged as collateral for nonrecourse loans under the Term Asset-Backed Securities Loan Facility (TALF), a joint program of the Federal Reserve and the U.S. Treasury. TALF loans are considered nonrecourse because the lender (Federal Reserve Bank of New York) may generally enforce its rights only against the pledged collateral and not against other fund assets if the fund does not repay the principal and interest on the loans.

The date of this supplement is July 6, 2020.

G18-041 7/6/20